Exhibit 99.2

Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

441-278-9250
441-278-9255 fax

Contact:
Mark D. Lyons
Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information
as of September 30, 2015

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.com for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation

Basis of Presentation

All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2014 is derived from or agrees to audited financial information. The Company has reclassified the presentation of certain prior year information to conform to the current presentation. Such reclassifications had no effect on the Company’s net income, shareholders’ equity or cash flows. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

In March 2014, the Company invested $100.0 million to acquire approximately 11% of Watford Holdings Ltd.’s common equity and a warrant to purchase additional common equity. Watford Holdings Ltd. is the parent of Watford Re Ltd., a multi-line Bermuda reinsurance company (together with Watford Holdings Ltd., “Watford Re”). In accordance with GAAP, Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, 100% of the results of Watford Re are included in the Company’s consolidated financial statements. The portion of Watford Re’s earnings owned by third parties is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ In addition, the Company reflects Watford Re’s redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’ because they have redemption features that are not solely within the control of Watford Re.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights

The financial highlights below exclude amounts reflected in the ‘other’ segment (Watford Re):	Three Months Ended			Nine Months Ended
	September 30,			September 30,
(U.S. Dollars in thousands, except share data)	2015	2014	Change	2015	2014	Change
Underwriting results:
Gross premiums written	$1,158,451	$1,138,392	1.8%	$3,625,382	$3,690,462	(1.8)%
Net premiums written	846,965	859,724	(1.5)%	2,612,774	2,812,646	(7.1)%
Net premiums earned	837,523	868,881	(3.6)%	2,511,770	2,620,667	(4.2)%
Underwriting income	93,470	101,167	(7.6)%	316,516	359,878	(12.0)%

Loss ratio	55.5%	55.0%	0.5	53.8%	53.1%	0.7
Acquisition expense ratio	17.1%	17.7%	(0.6)	17.1%	17.8%	(0.7)
Other operating expense ratio	17.1%	15.8%	1.3	17.4%	15.6%	1.8
Combined ratio	89.7%	88.5%	1.2	88.3%	86.5%	1.8

Net investment income	$67,251	$72,239	(6.9)%	$204,710	$211,690	(3.3)%
Per diluted share	$0.54	$0.53	1.9%	$1.62	$1.55	4.5%

Net income available to Arch common shareholders	$74,549	$223,191	(66.6)%	$462,706	$602,738	(23.2)%
Per diluted share	$0.60	$1.64	(63.4)%	$3.66	$4.42	(17.2)%

After-tax operating income available to Arch common shareholders (1)	$125,798	$142,055	(11.4)%	$421,600	$467,128	(9.7)%
Per diluted share	$1.01	$1.05	(3.8)%	$3.34	$3.43	(2.6)%

Comprehensive income available to Arch	$23,401	$96,978	(75.9)%	$360,112	$646,413	(44.3)%

Cash flow from operations	$359,246	$319,304	12.5%	$606,607	$770,867	(21.3)%

Diluted weighted average common shares and common share equivalents outstanding	125,011,773	135,876,605	(8.0)%	126,354,759	136,354,172	(7.3)%

Financial measures:
Change in book value per common share during period	0.4%	0.7%	(0.3)	4.6%	10.6%	(6.0)

Annualized operating return on average common equity	8.6%	9.7%	(1.1)	9.7%	11.2%	(1.5)

Total return on investments (2)
Including effects of foreign exchange	(0.31)%	(0.51)%	20 bps	0.76%	2.32%	-156 bps
Excluding effects of foreign exchange	0.04%	0.21%	-17 bps	1.73%	2.89%	-116 bps

(1)	See Comments on Regulation G.

(2)
Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2015	2015	2015	2014	2014	2015	2014
Revenues
Net premiums written	$971,972	$943,580	$1,066,995	$895,481	$959,539	$2,982,547	$2,996,457
Change in unearned premiums	(35,289)	(142)	(156,731)	27,684	(55,888)	(192,162)	(325,874)
Net premiums earned	936,683	943,438	910,264	923,165	903,651	2,790,385	2,670,583
Net investment income	86,233	86,963	78,994	82,496	80,105	252,190	220,089
Net realized gains (losses)	(89,698)	(35,725)	83,348	10,561	18,515	(42,075)	92,356
Net impairment losses recognized in earnings	(5,868)	(1,113)	(5,799)	(3,837)	(8,593)	(12,780)	(26,313)
Other underwriting income	7,623	7,717	11,536	4,825	1,702	26,876	5,317
Equity in net income of investment funds accounted for using the equity method	(2,118)	16,167	5,889	2,424	4,966	19,938	17,459
Other income (loss)	(265)	2,205	(1,888)	(5,183)	(7,815)	52	(5,069)
Total revenues	932,590	1,019,652	1,082,344	1,014,451	992,531	3,034,586	2,974,422

Expenses
Losses and loss adjustment expenses	(531,741)	(519,426)	(493,716)	(495,819)	(501,673)	(1,544,883)	(1,423,431)
Acquisition expenses	(171,566)	(175,425)	(163,076)	(175,215)	(163,547)	(510,067)	(482,047)
Other operating expenses	(156,959)	(168,608)	(157,882)	(154,595)	(149,480)	(483,449)	(451,629)
Interest expense	(13,300)	(4,011)	(12,736)	(12,744)	(4,152)	(30,047)	(32,890)
Net foreign exchange gains (losses)	14,680	(19,583)	66,501	36,570	56,031	61,598	47,174
Total expenses	(858,886)	(887,053)	(760,909)	(801,803)	(762,821)	(2,506,848)	(2,342,823)

Income before income taxes	73,704	132,599	321,435	212,648	229,710	527,738	631,599
Income tax expense	(9,704)	(6,780)	(12,678)	(5,514)	(6,446)	(29,162)	(17,473)
Net income	64,000	125,819	308,757	207,134	223,264	498,576	614,126
Amounts attributable to noncontrolling interests	16,033	(10,029)	(25,421)	8,030	5,411	(19,417)	5,065
Net income attributable to Arch	80,033	115,790	283,336	215,164	228,675	479,159	619,191
Preferred dividends	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)	(16,453)	(16,453)
Net income available to Arch common shareholders	$74,549	$110,305	$277,852	$209,679	$223,191	$462,706	$602,738

Comprehensive income available to Arch	$23,401	$24,208	$312,503	$241,834	$96,978	$360,112	$646,413

Net income per common share
Basic	$0.62	$0.91	$2.24	$1.65	$1.69	$3.79	$4.56
Diluted	$0.60	$0.88	$2.16	$1.60	$1.64	$3.66	$4.42

Weighted average common shares and common share equivalents outstanding
Basic	120,567,410	121,719,214	124,209,276	126,857,041	131,945,962	122,151,971	132,151,824
Diluted	125,011,773	125,885,420	128,451,054	130,855,218	135,876,605	126,354,759	136,354,172

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Assets
Investments:
Fixed maturities available for sale, at fair value	$10,560,635	$9,927,603	$10,427,810	$10,750,770	$10,733,382
Short-term investments available for sale, at fair value	708,428	875,727	855,032	797,226	748,659
Investment of funds received under securities lending, at fair value	286,659	377,897	257,059	44,301	104,252
Equity securities available for sale, at fair value	606,259	701,623	687,713	658,182	582,075
Other investments available for sale, at fair value	281,014	377,677	329,677	296,224	431,833
Investments accounted for using the fair value option	2,783,165	2,613,487	2,421,522	2,425,053	2,198,693
Investments accounted for using the equity method	589,277	472,926	412,367	349,014	307,252
Total investments	15,815,437	15,346,940	15,391,180	15,320,770	15,106,146
Cash	649,779	525,074	471,012	485,702	663,726
Accrued investment income	76,142	80,129	73,282	74,316	65,042
Fixed maturities and short-term investments pledged under securities lending, at fair value	285,632	373,969	253,115	50,802	107,547
Premiums receivable	1,074,884	1,181,636	1,116,389	948,695	1,027,204
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	1,832,386	1,831,227	1,788,619	1,812,845	1,814,190
Contractholder receivables	1,436,154	1,393,138	1,339,433	1,309,192	1,286,799
Prepaid reinsurance premiums	442,346	442,141	421,908	377,078	404,661
Deferred acquisition costs, net	448,893	448,647	442,775	414,525	409,174
Receivable for securities sold	705,821	454,057	400,113	78,170	672,259
Goodwill and intangible assets	103,620	102,518	106,745	109,539	111,528
Other assets	899,498	905,449	1,050,520	1,024,447	939,951
Total assets	$23,770,592	$23,084,925	$22,855,091	$22,006,081	$22,608,227

Liabilities
Reserve for losses and loss adjustment expenses	$9,084,855	$9,082,281	$8,928,950	$9,036,448	$8,958,734
Unearned premiums	2,467,691	2,442,923	2,400,834	2,231,578	2,303,247
Reinsurance balances payable	235,562	252,462	200,444	219,312	244,379
Contractholder payables	1,436,154	1,393,138	1,339,433	1,309,192	1,286,799
Collateral held for insured obligations	242,928	219,798	197,965	184,219	183,830
Deposit accounting liabilities	270,876	277,523	284,828	327,384	349,850
Senior notes	791,264	791,222	791,181	791,141	791,101
Revolving credit agreement borrowings	339,077	100,000	100,000	100,000	100,000
Securities lending payable	292,838	383,965	263,216	50,529	110,736
Payable for securities purchased	817,371	468,015	554,625	128,413	740,953
Other liabilities	649,910	536,207	495,715	509,219	456,113
Total liabilities	16,628,526	15,947,534	15,557,191	14,887,435	15,525,742

Redeemable noncontrolling interests	205,089	204,996	219,604	219,512	219,419

Shareholders’ equity
Non-cumulative preferred shares	325,000	325,000	325,000	325,000	325,000
Common shares	576	576	573	572	571
Additional paid-in capital	450,948	437,533	399,757	383,073	366,408
Retained earnings	7,317,277	7,242,728	7,132,423	6,854,571	6,644,892
Accumulated other comprehensive income, net of deferred income tax	9,809	66,441	158,023	128,856	102,186
Common shares held in treasury, at cost	(1,940,795)	(1,934,763)	(1,727,074)	(1,562,019)	(1,358,011)
Total shareholders’ equity available to Arch	6,162,815	6,137,515	6,288,702	6,130,053	6,081,046
Non-redeemable noncontrolling interests	774,162	794,880	789,594	769,081	782,020
Total shareholders’ equity	6,936,977	6,932,395	7,078,296	6,899,134	6,863,066
Total liabilities, noncontrolling interests and shareholders’ equity	$23,770,592	$23,084,925	$22,855,091	$22,006,081	$22,608,227

Common shares outstanding, net of treasury shares	122,438,554	122,403,909	124,760,841	127,367,934	130,700,619
Book value per common share (1)	$47.68	$47.49	$47.80	$45.58	$44.04

(1)    Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2015	2015	2015	2014	2014	2015	2014
Non-Cumulative Preferred Shares
Balance at beginning and end of period	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000

Common Shares
Balance at beginning of period	576	573	572	571	570	572	565
Common shares issued, net	—	3	1	1	1	4	6
Balance at end of period	576	576	573	572	571	576	571

Additional Paid-in Capital
Balance at beginning of period	437,533	399,757	383,073	366,408	353,208	383,073	299,517
Common shares issued, net	62	7,378	—	3,189	41	7,440	6,401
Exercise of stock options	2,739	6,256	3,368	3,771	3,658	12,363	14,891
Amortization of share-based compensation	10,531	22,806	13,238	9,671	9,491	46,575	45,118
Other	83	1,336	78	34	10	1,497	481
Balance at end of period	450,948	437,533	399,757	383,073	366,408	450,948	366,408

Retained Earnings
Balance at beginning of period	7,242,728	7,132,423	6,854,571	6,644,892	6,421,701	6,854,571	6,042,154
Net income	64,000	125,819	308,757	207,134	223,264	498,576	614,126
Amounts attributable to noncontrolling interests	16,033	(10,029)	(25,421)	8,030	5,411	(19,417)	5,065
Preferred share dividends	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)	(16,453)	(16,453)
Balance at end of period	7,317,277	7,242,728	7,132,423	6,854,571	6,644,892	7,317,277	6,644,892

Accumulated Other Comprehensive Income
Balance at beginning of period	66,441	158,023	128,856	102,186	233,883	128,856	74,964
Unrealized appreciation in value of available-for-sale investments, net of deferred income tax:
Balance at beginning of period	110,360	213,522	161,598	122,837	230,939	161,598	80,692
Unrealized holding gains (losses) arising during period, net of reclassification adjustment	(41,613)	(103,149)	53,372	39,081	(108,102)	(91,390)	42,145
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(3,033)	(13)	(1,448)	(320)	—	(4,494)	—
Balance at end of period	65,714	110,360	213,522	161,598	122,837	65,714	122,837
Foreign currency translation adjustments:
Balance at beginning of period	(43,919)	(55,499)	(32,742)	(20,651)	2,944	(32,742)	(5,728)
Foreign currency translation adjustments	(11,986)	11,580	(22,757)	(12,091)	(23,595)	(23,163)	(14,923)
Balance at end of period	(55,905)	(43,919)	(55,499)	(32,742)	(20,651)	(55,905)	(20,651)
Balance at end of period	9,809	66,441	158,023	128,856	102,186	9,809	102,186

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(1,934,763)	(1,727,074)	(1,562,019)	(1,358,011)	(1,104,963)	(1,562,019)	(1,094,704)
Shares repurchased for treasury	(6,032)	(207,689)	(165,055)	(204,008)	(253,048)	(378,776)	(263,307)
Balance at end of period	(1,940,795)	(1,934,763)	(1,727,074)	(1,562,019)	(1,358,011)	(1,940,795)	(1,358,011)

Total shareholders’ equity available to Arch	6,162,815	6,137,515	6,288,702	6,130,053	6,081,046	6,162,815	6,081,046
Non-redeemable noncontrolling interests	774,162	794,880	789,594	769,081	782,020	774,162	782,020
Total shareholders’ equity	$6,936,977	$6,932,395	$7,078,296	$6,899,134	$6,863,066	$6,936,977	$6,863,066

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2015	2015	2015	2014	2014	2015	2014
Operating Activities
Net income	$64,000	$125,819	$308,757	$207,134	$223,264	$498,576	$614,126
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	82,798	27,089	(87,907)	(14,478)	(25,513)	21,980	(113,033)
Net impairment losses included in earnings	5,868	1,113	5,799	3,837	8,593	12,780	26,313
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	14,332	(8,379)	(1,970)	9,556	3,919	3,983	3,784
Share-based compensation	10,531	22,806	13,238	9,671	9,491	46,575	45,118
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	47,961	37,289	54,327	61,956	33,781	139,577	94,255
Unearned premiums, net of prepaid reinsurance premiums	35,289	142	156,731	(27,684)	55,888	192,162	325,874
Premiums receivable	97,901	(14,395)	(192,247)	62,731	46,187	(108,741)	(279,766)
Deferred acquisition costs, net	(2,713)	(2,705)	(36,304)	(9,464)	(16,298)	(41,722)	(72,120)
Reinsurance balances payable	(15,415)	35,679	(16,022)	(22,922)	(16,182)	4,242	49,621
Other liabilities	101,479	(45,985)	(48,856)	(16,132)	74,756	6,638	117,889
Other items, net	(19,651)	121,265	(70,085)	(26,734)	(51,290)	31,529	(12,402)
Net Cash Provided By Operating Activities	422,380	299,738	85,461	237,471	346,596	807,579	799,659
Investing Activities
Purchases of fixed maturity investments	(7,740,713)	(7,610,660)	(7,030,731)	(6,714,417)	(7,719,114)	(22,382,104)	(22,030,862)
Purchases of equity securities	(196,991)	(162,672)	(125,863)	(154,239)	(191,891)	(485,526)	(366,578)
Purchases of other investments	(540,572)	(404,276)	(375,402)	(454,363)	(411,245)	(1,320,250)	(1,136,285)
Proceeds from sales of fixed maturity investments	7,078,118	7,476,321	6,857,115	6,549,838	7,077,288	21,411,554	20,273,351
Proceeds from sales of equity securities	236,665	146,437	125,906	106,328	206,347	509,008	305,034
Proceeds from sales, redemptions and maturities of other investments	270,718	318,201	269,449	375,280	247,369	858,368	566,518
Proceeds from redemptions and maturities of fixed maturities	155,413	202,327	272,657	126,266	204,689	630,397	636,729
Net settlements of derivative instruments	62,108	(7,057)	26,063	18,877	5,093	81,114	15,495
Proceeds from investment in joint venture	—	40,000	—	—	—	40,000	—
Net sales (purchases) of short-term investments	178,034	(62,576)	66,283	(101,262)	248,084	181,741	678,388
Change in cash collateral related to securities lending	47,014	(12,800)	(5,529)	60,207	(21,438)	28,685	(2,737)
Purchase of business, net of cash acquired	—	3,250	(2,432)	(1,528)	—	818	(235,578)
Purchases of fixed assets	(4,505)	(3,124)	(3,272)	(5,308)	(4,215)	(10,901)	(14,575)
Change in other assets	(6,885)	(7,144)	(29,625)	—	—	(43,654)	—
Net Cash Provided By (Used For) Investing Activities	(461,596)	(83,773)	44,619	(194,321)	(359,033)	(500,750)	(1,311,100)
Financing Activities
Purchases of common shares under share repurchase program	(3,506)	(198,979)	(162,898)	(202,218)	(251,919)	(365,383)	(251,919)
Proceeds from common shares issued, net	(1,481)	2,590	(412)	3,579	727	697	3,248
Proceeds from borrowings	239,077	—	—	—	—	239,077	—
Repayments of borrowings	—	—	—	—	—	—	—
Change in cash collateral related to securities lending	(47,014)	12,800	5,529	(60,207)	21,438	(28,685)	2,737
Third party investment in non-redeemable noncontrolling interests	—	—	—	—	—	—	796,903
Third party investment in redeemable noncontrolling interests	—	—	—	—	—	—	219,233
Dividends paid to redeemable noncontrolling interests	(4,497)	(4,497)	(4,816)	(4,816)	(4,816)	(13,810)	(9,632)
Other	(4,555)	25,239	29,779	58,414	1,853	50,463	6,559
Preferred dividends paid	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)	(16,453)	(16,453)
Net Cash Provided By (Used For) Financing Activities	172,540	(168,332)	(138,302)	(210,733)	(238,201)	(134,094)	750,676
Effects of exchange rate changes on foreign currency cash	(8,619)	6,429	(6,468)	(10,441)	(12,079)	(8,658)	(9,566)
Increase (decrease) in cash	124,705	54,062	(14,690)	(178,024)	(262,717)	164,077	229,669
Cash beginning of period	525,074	471,012	485,702	663,726	926,443	485,702	434,057
Cash end of period	$649,779	$525,074	$471,012	$485,702	$663,726	$649,779	$663,726
Income taxes paid, net	$9,468	$22,423	$3,569	$7,588	$5,056	$35,460	$13,335
Interest paid	$119	$24,565	$511	$24,318	$415	$25,195	$22,111

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate (non-underwriting). The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman, President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results. The Corporate (non-underwriting) segment results include net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and items related to the Company’s non-cumulative preferred shares. Such amounts exclude the results of the ‘other’ segment.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Construction and national accounts: primary and excess casualty coverages to middle and large accounts in the construction industry and a wide range of products for middle and large national accounts, specializing in loss sensitive primary casualty insurance programs (including large deductible, self-insured retention and retrospectively rated programs).

•
Excess and surplus casualty: primary and excess casualty insurance coverages, including middle market energy business, and contract binding, which primarily provides casualty coverage through a network of appointed agents to small and medium risks.

•
Lenders products: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.

•
Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.

•
Programs: primarily package policies, underwriting workers’ compensation and umbrella liability business in support of desirable package programs, targeting program managers with unique expertise and niche products offering general liability, commercial automobile, inland marine and property business with minimal catastrophe exposure.

•
Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, war, specie and liability. Aviation and stand alone terrorism are also offered.

•
Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.

•
Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract and commercial surety coverages, including contract bonds (payment and performance bonds) primarily for medium and large contractors and commercial surety bonds for Fortune 1,000 companies and smaller transaction business programs.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Casualty: provides coverage to ceding company clients on third party liability and workers’ compensation exposures from ceding company clients, primarily on a treaty basis. Exposures include, among others, executive assurance, professional liability, workers’ compensation, excess and umbrella liability, excess motor and healthcare business.

•
Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.

•
Other specialty: provides coverage to ceding company clients for proportional motor and other lines including surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and political risk.

•
Property catastrophe: provides protection for most catastrophic losses that are covered in the underlying policies written by reinsureds, including hurricane, earthquake, flood, tornado, hail and fire, and coverage for other perils on a case-by-case basis. Property catastrophe reinsurance provides coverage on an excess of loss basis when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.

•
Property excluding property catastrophe: provides coverage for both personal lines and commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on both a proportional and excess of loss basis. In addition, facultative business is written which focuses on commercial property risks on an excess of loss basis.

•
Other. includes life reinsurance business on both a proportional and non-proportional basis, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.

Mortgage Segment

The mortgage segment includes the results of Arch Mortgage Insurance Company (“Arch MI U.S.”) and Arch Mortgage Insurance Limited, leading providers of mortgage insurance products and services to the U.S. and European markets, respectively. Arch MI U.S. is approved as an eligible mortgage insurer by Fannie Mae and Freddie Mac (each a government sponsored enterprise, or “GSE”). The mortgage segment also includes GSE credit risk-sharing transactions and mortgage reinsurance for the U.S. and Australian markets.

Other Segment

The ‘other’ segment includes the results of Watford Holdings Ltd. and its subsidiary Watford Re Ltd., a multi-line Bermuda reinsurance company, which was launched in March 2014. The Company acts as Watford’s reinsurance manager, and Highbridge Principal Strategies, LLC, a subsidiary of JPMorgan Chase & Co., manages Watford’s investment assets, each under a long term services agreement. The Company invested $100 million to acquire approximately 11% of Watford’s common equity and a warrant to purchase additional common equity. Watford has its own management and board of directors and is responsible for the overall profitability of the ‘other’ segment. The Company is required to consolidate the results of Watford in its financial statements. The portion of Watford’s earnings attributable to third party investors is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ Management measures segment performance for the ‘other’ segment based on net income or loss.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	September 30, 2015
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total
Gross premiums written (1)	$752,438	$329,327	$74,657	$1,158,451	$131,165	$1,189,192
Premiums ceded	(209,443)	(92,182)	(7,832)	(311,486)	(6,158)	(217,220)
Net premiums written	542,995	237,145	66,825	846,965	125,007	971,972
Change in unearned premiums	(20,451)	23,286	(12,277)	(9,442)	(25,847)	(35,289)
Net premiums earned	522,544	260,431	54,548	837,523	99,160	936,683
Other underwriting income	519	2,783	3,565	6,867	756	7,623
Losses and loss adjustment expenses	(339,859)	(115,780)	(9,562)	(465,201)	(66,540)	(531,741)
Acquisition expenses, net	(77,076)	(55,416)	(10,428)	(142,920)	(28,646)	(171,566)
Other operating expenses	(84,620)	(37,131)	(21,048)	(142,799)	(3,421)	(146,220)
Underwriting income (loss)	$21,508	$54,887	$17,075	93,470	1,309	94,779

Net investment income				67,251	18,982	86,233
Net realized gains (losses)				(53,480)	(36,218)	(89,698)
Net impairment losses recognized in earnings				(5,868)	—	(5,868)
Equity in net income (loss) of investment funds accounted for using the equity method				(2,118)	—	(2,118)
Other income (loss)				(265)	—	(265)
Other expenses				(10,739)	—	(10,739)
Interest expense				(12,014)	(1,286)	(13,300)
Net foreign exchange gains (losses)				16,056	(1,376)	14,680
Income before income taxes				92,293	(18,589)	73,704
Income tax expense				(9,704)	—	(9,704)
Net income				82,589	(18,589)	64,000
Dividends attributable to redeemable noncontrolling interests				—	(4,588)	(4,588)
Amounts attributable to nonredeemable noncontrolling interests				—	20,621	20,621
Net income available to Arch				82,589	(2,556)	80,033
Preferred dividends				(5,484)	—	(5,484)
Net income available to Arch common shareholders				$77,105	$(2,556)	$74,549

Underwriting Ratios
Loss ratio	65.0%	44.5%	17.5%	55.5%	67.1%	56.8%
Acquisition expense ratio	14.8%	21.3%	19.1%	17.1%	28.9%	18.3%
Other operating expense ratio	16.2%	14.3%	38.6%	17.1%	3.4%	15.6%
Combined ratio	96.0%	80.1%	75.2%	89.7%	99.4%	90.7%

Net premiums written to gross premiums written	72.2%	72.0%	89.5%	73.1%	95.3%	81.7%

Total investable assets				$14,733,732	$1,593,523	$16,327,255
Total assets				21,679,795	2,090,797	23,770,592
Total liabilities				15,627,574	1,000,952	16,628,526

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	September 30, 2014
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total
Gross premiums written (1)	$726,683	$345,747	$66,389	$1,138,392	$103,483	$1,159,907
Premiums ceded	(187,689)	(83,502)	(7,904)	(278,668)	(3,668)	(200,368)
Net premiums written	538,994	262,245	58,485	859,724	99,815	959,539
Change in unearned premiums	(19,607)	34,303	(5,539)	9,157	(65,045)	(55,888)
Net premiums earned	519,387	296,548	52,946	868,881	34,770	903,651
Other underwriting income	499	215	988	1,702	—	1,702
Losses and loss adjustment expenses	(338,319)	(123,784)	(15,987)	(478,090)	(23,583)	(501,673)
Acquisition expenses, net	(81,775)	(60,205)	(11,958)	(153,938)	(9,609)	(163,547)
Other operating expenses	(83,138)	(36,337)	(17,913)	(137,388)	(1,658)	(139,046)
Underwriting income (loss)	$16,654	$76,437	$8,076	101,167	(80)	101,087

Net investment income				72,239	7,866	80,105
Net realized gains (losses)				31,411	(12,896)	18,515
Net impairment losses recognized in earnings				(8,593)	—	(8,593)
Equity in net income (loss) of investment funds accounted for using the equity method				4,966	—	4,966
Other income (loss)				(7,815)	—	(7,815)
Other expenses				(10,434)	—	(10,434)
Interest expense				(4,152)	—	(4,152)
Net foreign exchange gains (losses)				57,611	(1,580)	56,031
Income before income taxes				236,400	(6,690)	229,710
Income tax expense				(6,446)	—	(6,446)
Net income				229,954	(6,690)	223,264
Dividends attributable to redeemable noncontrolling interests				—	(4,909)	(4,909)
Amounts attributable to nonredeemable noncontrolling interests				—	10,320	10,320
Net income available to Arch				229,954	(1,279)	228,675
Preferred dividends				(5,484)	—	(5,484)
Net income available to Arch common shareholders				$224,470	$(1,279)	$223,191

Underwriting Ratios
Loss ratio	65.1%	41.7%	30.2%	55.0%	67.8%	55.5%
Acquisition expense ratio	15.7%	20.3%	22.6%	17.7%	27.6%	18.1%
Other operating expense ratio	16.0%	12.3%	33.8%	15.8%	4.8%	15.4%
Combined ratio	96.8%	74.3%	86.6%	88.5%	100.2%	89.0%

Net premiums written to gross premiums written	74.2%	75.8%	88.1%	75.5%	96.5%	82.7%

Total investable assets				$14,580,425	$1,124,048	$15,704,473
Total assets				21,205,209	1,403,018	22,608,227
Total liabilities				15,221,030	304,712	15,525,742

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Nine Months Ended
	September 30, 2015
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total
Gross premiums written (1)	$2,263,401	$1,156,540	$203,770	$3,625,382	$387,752	$3,730,423
Premiums ceded	(669,336)	(318,197)	(23,404)	(1,012,608)	(17,979)	(747,876)
Net premiums written	1,594,065	838,343	180,366	2,612,774	369,773	2,982,547
Change in unearned premiums	(53,782)	(24,230)	(22,992)	(101,004)	(91,158)	(192,162)
Net premiums earned	1,540,283	814,113	157,374	2,511,770	278,615	2,790,385
Other underwriting income	1,467	6,870	14,969	23,306	3,570	26,876
Losses and loss adjustment expenses	(978,681)	(339,495)	(33,010)	(1,351,186)	(193,697)	(1,544,883)
Acquisition expenses, net	(228,877)	(170,380)	(31,046)	(430,303)	(79,764)	(510,067)
Other operating expenses	(261,793)	(114,182)	(61,096)	(437,071)	(8,876)	(445,947)
Underwriting income (loss)	$72,399	$196,926	$47,191	316,516	(152)	316,364

Net investment income				204,710	47,480	252,190
Net realized gains (losses)				(14,831)	(27,244)	(42,075)
Net impairment losses recognized in earnings				(12,780)	—	(12,780)
Equity in net income (loss) of investment funds accounted for using the equity method				19,938	—	19,938
Other income (loss)				52	—	52
Other expenses				(37,502)	—	(37,502)
Interest expense				(28,761)	(1,286)	(30,047)
Net foreign exchange gains (losses)				60,338	1,260	61,598
Income before income taxes				507,680	20,058	527,738
Income tax expense				(29,162)	—	(29,162)
Net income				478,518	20,058	498,576
Dividends attributable to redeemable noncontrolling interests				—	(14,239)	(14,239)
Amounts attributable to nonredeemable noncontrolling interests				—	(5,178)	(5,178)
Net income available to Arch				478,518	641	479,159
Preferred dividends				(16,453)	—	(16,453)
Net income available to Arch common shareholders				$462,065	$641	$462,706

Underwriting Ratios
Loss ratio	63.5%	41.7%	21.0%	53.8%	69.5%	55.4%
Acquisition expense ratio	14.9%	20.9%	19.7%	17.1%	28.6%	18.3%
Other operating expense ratio	17.0%	14.0%	38.8%	17.4%	3.2%	16.0%
Combined ratio	95.4%	76.6%	79.5%	88.3%	101.3%	89.7%

Net premiums written to gross premiums written	70.4%	72.5%	88.5%	72.1%	95.4%	80.0%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Nine Months Ended
	September 30, 2014
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total
Gross premiums written (1)	$2,309,560	$1,212,641	$169,772	$3,690,462	$190,239	$3,726,804
Premiums ceded	(646,082)	(215,623)	(17,622)	(877,816)	(6,428)	(730,347)
Net premiums written	1,663,478	997,018	152,150	2,812,646	183,811	2,996,457
Change in unearned premiums	(158,878)	(23,495)	(9,606)	(191,979)	(133,895)	(325,874)
Net premiums earned	1,504,600	973,523	142,544	2,620,667	49,916	2,670,583
Other underwriting income	1,513	834	2,970	5,317	—	5,317
Losses and loss adjustment expenses	(936,615)	(413,745)	(39,938)	(1,390,298)	(33,133)	(1,423,431)
Acquisition expenses, net	(235,156)	(199,673)	(32,593)	(467,422)	(14,625)	(482,047)
Other operating expenses	(250,111)	(110,198)	(48,077)	(408,386)	(4,402)	(412,788)
Underwriting income (loss)	$84,231	$250,741	$24,906	359,878	(2,244)	357,634

Net investment income				211,690	8,399	220,089
Net realized gains (losses)				102,074	(9,718)	92,356
Net impairment losses recognized in earnings				(26,313)	—	(26,313)
Equity in net income (loss) of investment funds accounted for using the equity method				17,459	—	17,459
Other income (loss)				(5,069)	—	(5,069)
Other expenses				(36,512)	(2,329)	(38,841)
Interest expense				(32,890)	—	(32,890)
Net foreign exchange gains (losses)				48,191	(1,017)	47,174
Income before income taxes				638,508	(6,909)	631,599
Income tax expense				(17,473)	—	(17,473)
Net income				621,035	(6,909)	614,126
Dividends attributable to redeemable noncontrolling interests				—	(9,818)	(9,818)
Amounts attributable to nonredeemable noncontrolling interests				—	14,883	14,883
Net income available to Arch				621,035	(1,844)	619,191
Preferred dividends				(16,453)	—	(16,453)
Net income available to Arch common shareholders				$604,582	$(1,844)	$602,738

Underwriting Ratios
Loss ratio	62.3%	42.5%	28.0%	53.1%	66.4%	53.3%
Acquisition expense ratio	15.6%	20.5%	22.9%	17.8%	29.3%	18.1%
Other operating expense ratio	16.6%	11.3%	33.7%	15.6%	8.8%	15.5%
Combined ratio	94.5%	74.3%	84.6%	86.5%	104.5%	86.9%

Net premiums written to gross premiums written	72.0%	82.2%	89.6%	76.2%	96.6%	80.4%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2015	2015	2015	2014	2014	2015	2014
Gross premiums written	$752,438	$744,810	$766,153	$699,109	$726,683	$2,263,401	$2,309,560
Premiums ceded	(209,443)	(235,743)	(224,150)	(215,933)	(187,689)	(669,336)	(646,082)
Net premiums written	542,995	509,067	542,003	483,176	538,994	1,594,065	1,663,478
Change in unearned premiums	(20,451)	758	(34,089)	29,594	(19,607)	(53,782)	(158,878)
Net premiums earned	522,544	509,825	507,914	512,770	519,387	1,540,283	1,504,600
Other underwriting income	519	521	427	622	499	1,467	1,513
Losses and loss adjustment expenses	(339,859)	(320,926)	(317,896)	(324,338)	(338,319)	(978,681)	(936,615)
Acquisition expenses, net	(77,076)	(76,723)	(75,078)	(81,152)	(81,775)	(228,877)	(235,156)
Other operating expenses	(84,620)	(89,054)	(88,119)	(85,046)	(83,138)	(261,793)	(250,111)
Underwriting income	$21,508	$23,643	$27,248	$22,856	$16,654	$72,399	$84,231

Underwriting Ratios
Loss ratio	65.0%	62.9%	62.6%	63.3%	65.1%	63.5%	62.3%
Acquisition expense ratio	14.8%	15.0%	14.8%	15.8%	15.7%	14.9%	15.6%
Other operating expense ratio	16.2%	17.5%	17.3%	16.6%	16.0%	17.0%	16.6%
Combined ratio	96.0%	95.4%	94.7%	95.7%	96.8%	95.4%	94.5%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	1.6%	1.2%	0.6%	1.1%	0.4%	1.2%	0.6%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(1.4)%	(3.4)%	(1.0)%	(1.8)%	(1.6)%	(1.9)%	(2.3)%
Combined ratio excluding catastrophic activity and prior year development (1)	95.8%	97.6%	95.1%	96.4%	98.0%	96.1%	96.2%

Net premiums written to gross premiums written	72.2%	68.3%	70.7%	69.1%	74.2%	70.4%	72.0%

(1)	See Comments on Regulation G.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Nine Months Ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
	2015		2015		2015		2014		2014		2015		2014
Net premiums written
Programs	$120,028	22.1%	$106,179	20.9%	$118,197	21.8%	$102,391	21.2%	$129,227	24.0%	$344,404	21.6%	$378,189	22.7%
Professional lines (1)	118,563	21.8%	100,100	19.7%	111,178	20.5%	119,487	24.7%	119,798	22.2%	329,841	20.7%	357,117	21.5%
Construction and national accounts	60,320	11.1%	77,096	15.1%	96,503	17.8%	56,984	11.8%	55,342	10.3%	233,919	14.7%	230,010	13.8%
Property, energy, marine and aviation	51,802	9.5%	62,049	12.2%	58,667	10.8%	43,869	9.1%	53,485	9.9%	172,518	10.8%	200,771	12.1%
Excess and surplus casualty (2)	51,170	9.4%	53,971	10.6%	49,370	9.1%	59,238	12.3%	50,552	9.4%	154,511	9.7%	153,281	9.2%
Travel, accident and health	49,386	9.1%	35,416	7.0%	38,912	7.2%	26,001	5.4%	44,500	8.3%	123,714	7.8%	119,731	7.2%
Lenders products	29,212	5.4%	24,011	4.7%	22,816	4.2%	25,693	5.3%	27,799	5.2%	76,039	4.8%	74,714	4.5%
Other (3)	62,514	11.5%	50,245	9.9%	46,360	8.6%	49,513	10.2%	58,291	10.8%	159,119	10.0%	149,665	9.0%
Total	$542,995	100.0%	$509,067	100.0%	$542,003	100.0%	$483,176	100.0%	$538,994	100.0%	$1,594,065	100.0%	$1,663,478	100.0%

Client location
United States	$447,456	82.4%	$436,106	85.7%	$445,858	82.3%	$389,125	80.5%	$448,932	83.3%	$1,329,420	83.4%	$1,337,056	80.4%
Europe	47,640	8.8%	30,761	6.0%	67,282	12.4%	55,959	11.6%	40,810	7.6%	145,683	9.1%	184,177	11.1%
Asia and Pacific	24,264	4.5%	14,000	2.8%	11,983	2.2%	15,834	3.3%	21,314	4.0%	50,247	3.2%	63,730	3.8%
Other	23,635	4.4%	28,200	5.5%	16,880	3.1%	22,258	4.6%	27,938	5.2%	68,715	4.3%	78,515	4.7%
Total	$542,995	100.0%	$509,067	100.0%	$542,003	100.0%	$483,176	100.0%	$538,994	100.0%	$1,594,065	100.0%	$1,663,478	100.0%

Underwriting location
United States	$443,367	81.7%	$421,830	82.9%	$438,865	81.0%	$380,828	78.8%	$442,193	82.0%	$1,304,062	81.8%	$1,308,059	78.6%
Europe	87,043	16.0%	70,901	13.9%	92,418	17.1%	86,791	18.0%	82,820	15.4%	250,362	15.7%	307,639	18.5%
Other	12,585	2.3%	16,336	3.2%	10,720	2.0%	15,557	3.2%	13,981	2.6%	39,641	2.5%	47,780	2.9%
Total	$542,995	100.0%	$509,067	100.0%	$542,003	100.0%	$483,176	100.0%	$538,994	100.0%	$1,594,065	100.0%	$1,663,478	100.0%

Net premiums earned
Programs	$115,502	22.1%	$112,942	22.2%	$115,964	22.8%	$119,081	23.2%	$118,087	22.7%	$344,408	22.4%	$341,311	22.7%
Professional lines (1)	106,283	20.3%	107,420	21.1%	107,872	21.2%	109,529	21.4%	118,204	22.8%	321,575	20.9%	346,979	23.1%
Construction and national accounts	75,256	14.4%	71,580	14.0%	72,230	14.2%	68,529	13.4%	68,229	13.1%	219,066	14.2%	209,282	13.9%
Property, energy, marine and aviation	55,106	10.5%	53,825	10.6%	55,081	10.8%	57,732	11.3%	59,432	11.4%	164,012	10.6%	187,242	12.4%
Excess and surplus casualty (2)	53,366	10.2%	51,709	10.1%	52,347	10.3%	50,601	9.9%	48,716	9.4%	157,422	10.2%	131,423	8.7%
Travel, accident and health	39,918	7.6%	39,979	7.8%	33,732	6.6%	33,990	6.6%	34,991	6.7%	113,629	7.4%	93,701	6.2%
Lenders products	23,956	4.6%	21,259	4.2%	22,859	4.5%	24,252	4.7%	23,591	4.5%	68,074	4.4%	70,186	4.7%
Other (3)	53,157	10.2%	51,111	10.0%	47,829	9.4%	49,056	9.6%	48,137	9.3%	152,097	9.9%	124,476	8.3%
Total	$522,544	100.0%	$509,825	100.0%	$507,914	100.0%	$512,770	100.0%	$519,387	100.0%	$1,540,283	100.0%	$1,504,600	100.0%

(1)    Includes professional liability, executive assurance and healthcare business.
(2)    Includes casualty and contract binding business.
(3)    Includes alternative markets, excess workers’ compensation and surety business.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2015	2015	2015	2014	2014	2015	2014
Gross premiums written	$329,327	$342,101	$485,112	$314,604	$345,747	$1,156,540	$1,212,641
Premiums ceded	(92,182)	(89,446)	(136,569)	(45,631)	(83,502)	(318,197)	(215,623)
Net premiums written	237,145	252,655	348,543	268,973	262,245	838,343	997,018
Change in unearned premiums	23,286	21,310	(68,826)	36,832	34,303	(24,230)	(23,495)
Net premiums earned	260,431	273,965	279,717	305,805	296,548	814,113	973,523
Other underwriting income	2,783	2,658	1,429	2,333	215	6,870	834
Losses and loss adjustment expenses	(115,780)	(111,183)	(112,532)	(118,705)	(123,784)	(339,495)	(413,745)
Acquisition expenses, net	(55,416)	(58,360)	(56,604)	(61,765)	(60,205)	(170,380)	(199,673)
Other operating expenses	(37,131)	(39,007)	(38,044)	(37,766)	(36,337)	(114,182)	(110,198)
Underwriting income	$54,887	$68,073	$73,966	$89,902	$76,437	$196,926	$250,741

Underwriting Ratios
Loss ratio	44.5%	40.6%	40.2%	38.8%	41.7%	41.7%	42.5%
Acquisition expense ratio	21.3%	21.3%	20.2%	20.2%	20.3%	20.9%	20.5%
Other operating expense ratio	14.3%	14.2%	13.6%	12.3%	12.3%	14.0%	11.3%
Combined ratio	80.1%	76.1%	74.0%	71.3%	74.3%	76.6%	74.3%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	4.0%	3.6%	0.5%	4.7%	4.1%	2.7%	2.9%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(18.5)%	(21.5)%	(20.5)%	(20.7)%	(20.4)%	(20.2)%	(20.4)%
Combined ratio excluding catastrophic activity and prior year development (1)	94.6%	94.0%	94.0%	87.3%	90.6%	94.1%	91.8%

Net premiums written to gross premiums written	72.0%	73.9%	71.8%	85.5%	75.8%	72.5%	82.2%

(1)	See Comments on Regulation G.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Nine Months Ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
	2015		2015		2015		2014		2014		2015		2014
Net premiums written
Casualty (1)	$63,395	26.7%	$64,778	25.6%	$117,858	33.8%	$59,412	22.1%	$64,048	24.4%	$246,031	29.3%	$258,584	25.9%
Other specialty (2)	63,293	26.7%	72,134	28.6%	101,148	29.0%	67,094	24.9%	84,702	32.3%	236,575	28.2%	338,032	33.9%
Property excluding property catastrophe (3)	72,456	30.6%	57,005	22.6%	89,924	25.8%	115,843	43.1%	77,186	29.4%	219,385	26.2%	227,200	22.8%
Property catastrophe	21,366	9.0%	46,046	18.2%	15,443	4.4%	6,917	2.6%	24,056	9.2%	82,855	9.9%	130,554	13.1%
Marine and aviation	12,221	5.2%	9,461	3.7%	20,844	6.0%	16,886	6.3%	9,767	3.7%	42,526	5.1%	33,558	3.4%
Other (4)	4,414	1.9%	3,231	1.3%	3,326	1.0%	2,821	1.0%	2,486	0.9%	10,971	1.3%	9,090	0.9%
Total	$237,145	100.0%	$252,655	100.0%	$348,543	100.0%	$268,973	100.0%	$262,245	100.0%	$838,343	100.0%	$997,018	100.0%

Pro rata	$138,367	58.3%	$128,976	51.0%	$130,235	37.4%	$204,803	76.1%	$160,472	61.2%	$397,578	47.4%	$458,332	46.0%
Excess of loss	98,778	41.7%	123,679	49.0%	218,308	62.6%	64,170	23.9%	101,773	38.8%	440,765	52.6%	538,686	54.0%
Total	$237,145	100.0%	$252,655	100.0%	$348,543	100.0%	$268,973	100.0%	$262,245	100.0%	$838,343	100.0%	$997,018	100.0%

Client location
United States	$128,830	54.3%	$130,780	51.8%	$140,687	40.4%	$107,392	39.9%	$123,966	47.3%	$400,297	47.7%	$481,863	48.3%
Europe	48,359	20.4%	55,566	22.0%	142,939	41.0%	61,967	23.0%	62,102	23.7%	246,864	29.4%	293,768	29.5%
Asia and Pacific	31,492	13.3%	24,729	9.8%	14,134	4.1%	70,122	26.1%	24,590	9.4%	70,355	8.4%	72,504	7.3%
Bermuda	15,544	6.6%	22,503	8.9%	24,249	7.0%	12,011	4.5%	25,537	9.7%	62,296	7.4%	65,609	6.6%
Other	12,920	5.4%	19,077	7.6%	26,534	7.6%	17,481	6.5%	26,050	9.9%	58,531	7.0%	83,274	8.4%
Total	$237,145	100.0%	$252,655	100.0%	$348,543	100.0%	$268,973	100.0%	$262,245	100.0%	$838,343	100.0%	$997,018	100.0%

Underwriting location
Bermuda	$56,718	23.9%	$89,363	35.4%	$85,220	24.5%	$121,459	45.2%	$65,891	25.1%	$231,301	27.6%	$272,892	27.4%
United States	117,216	49.4%	102,057	40.4%	138,467	39.7%	90,655	33.7%	120,095	45.8%	357,740	42.7%	402,236	40.3%
Europe	53,717	22.7%	63,587	25.2%	121,983	35.0%	50,539	18.8%	64,341	24.5%	239,287	28.5%	293,284	29.4%
Other	9,494	4.0%	(2,352)	(0.9)%	2,873	0.8%	6,320	2.3%	11,918	4.5%	10,015	1.2%	28,606	2.9%
Total	$237,145	100.0%	$252,655	100.0%	$348,543	100.0%	$268,973	100.0%	$262,245	100.0%	$838,343	100.0%	$997,018	100.0%

Net premiums earned
Casualty (1)	$75,061	28.8%	$83,186	30.4%	$73,381	26.2%	$79,119	25.9%	$79,477	26.8%	$231,628	28.5%	$248,399	25.5%
Other specialty (2)	72,337	27.8%	80,256	29.3%	83,798	30.0%	93,946	30.7%	97,337	32.8%	236,391	29.0%	330,779	34.0%
Property excluding property catastrophe (3)	72,267	27.7%	69,600	25.4%	79,764	28.5%	87,287	28.5%	71,663	24.2%	221,631	27.2%	216,209	22.2%
Property catastrophe	23,325	9.0%	24,325	8.9%	27,270	9.7%	28,674	9.4%	32,423	10.9%	74,920	9.2%	122,087	12.5%
Marine and aviation	13,708	5.3%	13,423	4.9%	12,613	4.5%	13,854	4.5%	13,110	4.4%	39,744	4.9%	47,264	4.9%
Other (4)	3,733	1.4%	3,175	1.2%	2,891	1.0%	2,925	1.0%	2,538	0.9%	9,799	1.2%	8,785	0.9%
Total	$260,431	100.0%	$273,965	100.0%	$279,717	100.0%	$305,805	100.0%	$296,548	100.0%	$814,113	100.0%	$973,523	100.0%

Pro rata	$132,090	50.7%	$143,835	52.5%	$153,515	54.9%	$163,590	53.5%	$156,830	52.9%	$429,440	52.7%	$522,611	53.7%
Excess of loss	128,341	49.3%	130,130	47.5%	126,202	45.1%	142,215	46.5%	139,718	47.1%	384,673	47.3%	450,912	46.3%
Total	$260,431	100.0%	$273,965	100.0%	$279,717	100.0%	$305,805	100.0%	$296,548	100.0%	$814,113	100.0%	$973,523	100.0%
(1)  Includes proportional motor, surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and other.        (3) Includes facultative business.
(2)  Includes executive assurance, professional liability, workers’ compensation, excess motor, healthcare and other.                (4) Includes life, casualty clash and other.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2015	2015	2015	2014	2014	2015	2014
Gross premiums written	$74,657	$68,572	$60,541	$57,584	$66,389	$203,770	$169,772
Premiums ceded	(7,832)	(6,902)	(8,670)	(4,897)	(7,904)	(23,404)	(17,622)
Net premiums written	66,825	61,670	51,871	52,687	58,485	180,366	152,150
Change in unearned premiums	(12,277)	(9,211)	(1,504)	(1,658)	(5,539)	(22,992)	(9,606)
Net premiums earned	54,548	52,459	50,367	51,029	52,946	157,374	142,544
Other underwriting income (1)	3,565	3,686	7,718	1,870	988	14,969	2,970
Losses and loss adjustment expenses	(9,562)	(9,639)	(13,809)	(15,736)	(15,987)	(33,010)	(39,938)
Acquisition expenses, net	(10,428)	(10,200)	(10,418)	(16,807)	(11,958)	(31,046)	(32,593)
Other operating expenses	(21,048)	(19,679)	(20,369)	(18,814)	(17,913)	(61,096)	(48,077)
Underwriting income	$17,075	$16,627	$13,489	$1,542	$8,076	$47,191	$24,906

Underwriting Ratios
Loss ratio	17.5%	18.4%	27.4%	30.8%	30.2%	21.0%	28.0%
Acquisition expense ratio	19.1%	19.4%	20.7%	32.9%	22.6%	19.7%	22.9%
Other operating expense ratio	38.6%	37.5%	40.4%	36.9%	33.8%	38.8%	33.7%
Combined ratio	75.2%	75.3%	88.5%	100.6%	86.6%	79.5%	84.6%

Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(7.3)%	(2.1)%	(5.6)%	1.7%	(1.4)%	(5.0)%	(1.3)%
Combined ratio excluding prior year development (2)	82.5%	77.4%	94.1%	98.9%	88.0%	84.5%	85.9%

Net premiums written to gross premiums written	89.5%	89.9%	85.7%	91.5%	88.1%	88.5%	89.6%

Net premiums written by client location
United States	$48,611	$47,460	$45,822	$47,027	$54,639	$141,893	$137,306
Other	18,214	14,210	6,049	5,660	3,846	38,473	14,844
Total	$66,825	$61,670	$51,871	$52,687	$58,485	$180,366	$152,150

Net premiums written by underwriting location
United States	$33,298	$30,589	$27,956	$25,255	$32,229	$91,843	$73,554
Other	33,527	31,081	23,915	27,432	26,256	88,523	78,596
Total	$66,825	$61,670	$51,871	$52,687	$58,485	$180,366	$152,150

(1)     Represents income earned on various risk-sharing products offered to government sponsored enterprises and mortgage lenders.
(2)    See Comments on Regulation G.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014
Insurance In Force (IIF) (1)
U.S. mortgage insurance	$25,697	39.8%	$24,175	41.6%	$22,984	40.9%	$22,402	47.1%
Mortgage reinsurance	19,550	30.3%	19,245	33.1%	20,262	36.1%	20,772	43.7%
Other (2)	19,357	30.0%	14,734	25.3%	12,944	23.0%	4,400	9.2%
Total	$64,604	100.0%	$58,154	100.0%	$56,190	100.0%	$47,574	100.0%
Risk In Force (RIF) (3)
U.S. mortgage insurance	$6,467	63.0%	$6,053	63.7%	$5,733	61.7%	$5,600	64.1%
Mortgage reinsurance	3,008	29.3%	2,776	29.2%	2,936	31.6%	3,008	34.4%
Other (2)	796	7.7%	679	7.1%	616	6.6%	135	1.5%
Total	$10,271	100.0%	$9,508	100.0%	$9,285	100.0%	$8,743	100.0%

Supplemental disclosures for U.S. mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$3,532	54.6%	$3,238	53.5%	$3,009	52.5%	$2,917	52.1%
680-739	2,114	32.7%	1,994	32.9%	1,895	33.1%	1,846	33.0%
620-679	705	10.9%	696	11.5%	698	12.2%	700	12.5%
<620	116	1.8%	125	2.1%	131	2.3%	137	2.4%
Total	$6,467	100.0%	$6,053	100.0%	$5,733	100.0%	$5,600	100.0%
Weighted average FICO score	737		735		734		733

Total RIF by Loan-To-Value (LTV):
95.01% and above	$1,045	16.2%	$1,093	18.1%	$1,102	19.2%	$1,123	20.1%
90.01% to 95.00%	3,252	50.3%	2,959	48.9%	2,742	47.8%	2,652	47.4%
85.01% to 90.00%	1,831	28.3%	1,685	27.8%	1,590	27.7%	1,552	27.7%
85.00% and below	339	5.2%	316	5.2%	299	5.2%	273	4.9%
Total	$6,467	100.0%	$6,053	100.0%	$5,733	100.0%	$5,600	100.0%
Weighted average LTV	93.2%		93.2%		93.3%		93.4%

Total RIF by State:
Wisconsin	$574	8.9%	$554	9.2%	$536	9.3%	$538	9.6%
California	570	8.8%	527	8.7%	492	8.6%	480	8.6%
Texas	355	5.5%	325	5.4%	307	5.4%	302	5.4%
Florida	310	4.8%	297	4.9%	280	4.9%	273	4.9%
Minnesota	306	4.7%	291	4.8%	278	4.8%	274	4.9%
Washington	247	3.8%	243	4.0%	234	4.1%	232	4.1%
Massachusetts	235	3.6%	217	3.6%	213	3.7%	210	3.8%
Michigan	220	3.4%	200	3.3%	186	3.2%	181	3.2%
Virginia	213	3.3%	215	3.6%	206	3.6%	200	3.6%
Alaska	205	3.2%	208	3.4%	209	3.6%	209	3.7%
Others	3,232	50.0%	2,976	49.2%	2,792	48.7%	2,701	48.2%
Total	$6,467	100.0%	$6,053	100.0%	$5,733	100.0%	$5,600	100.0%

Weighted average coverage (end of period RIF divided by IIF)	25.2%		25.0%		24.9%		25.0%
Analysts’ persistency (4)	76.0%		78.2%		79.6%		80.9%
Risk-to-capital ratio (5)	10.2:1		9.7:1		9.3:1		9.5:1

(1)    The aggregate dollar amount of each insured mortgage loan’s original principal balance.     (2)    Includes GSE credit risk-sharing transactions and international insurance business.

(3)	The aggregate dollar amount of each insured mortgage loan’s current principal balance (4) Represents the % of IIF at the beginning of a 12-month period that remained in force at the end of the period.

multiplied by the insurance coverage percentage specified in the policy for insurance policies	(5) Represents total current (non-delinquent) RIF, net of reinsurance, divided by total statutory capital. Ratio

issued and after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions.	calculated for Arch MI U.S. only (estimate for September 30, 2015).

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended								Nine Months Ended
	September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014		September 30, 2015
Supplemental disclosures for U.S. mortgage insurance:
Total new insurance written (NIW) (1)	$3,179		$2,709		$1,808		$1,359		$7,696

Total NIW by credit quality (FICO score):
>=740	$1,973	62.1%	$1,723	63.6%	$1,064	58.8%	$730	53.7%	$4,760	61.9%
680-739	976	30.7%	842	31.1%	602	33.3%	480	35.3%	2,420	31.4%
620-679	230	7.2%	143	5.3%	142	7.9%	149	11.0%	515	6.7%
<620	—	—%	1	—%	—	—%	—	—%	1	—%
Total	$3,179	100.0%	$2,709	100.0%	$1,808	100.0%	$1,359	100.0%	$7,696	100.0%

Total NIW by LTV:
95.01% and above	$219	6.9%	$165	6.1%	$86	4.8%	$79	5.8%	$470	6.1%
90.01% to 95.00%	1,458	45.9%	1,227	45.3%	682	37.7%	620	45.6%	3,367	43.8%
85.01% to 90.00%	1,054	33.2%	908	33.5%	583	32.2%	389	28.6%	2,545	33.1%
85.01% and below	448	14.1%	409	15.1%	457	25.3%	271	19.9%	1,314	17.1%
Total	$3,179	100.0%	$2,709	100.0%	$1,808	100.0%	$1,359	100.0%	$7,696	100.0%

Total NIW purchase vs. refinance:
Purchase	$2,483	78.1%	$1,830	67.6%	$918	50.8%	$950	69.9%	$5,231	68.0%
Refinance	696	21.9%	879	32.4%	890	49.2%	409	30.1%	2,465	32.0%
Total	$3,179	100.0%	$2,709	100.0%	$1,808	100.0%	$1,359	100.0%	$7,696	100.0%

Ending number of policies in force (PIF)	143,335		137,724		133,079		131,111

Rollforward of insured loans in default:
Beginning delinquent number of loans	2,850		3,006		3,474		3,625		3,474
Plus: new notices	1,196		1,145		1,190		1,402		3,531
Less: cures	(1,057)		(1,011)		(1,376)		(1,202)		(3,444)
Less: paid claims	(233)		(292)		(288)		(351)		(813)
Less: delinquent rescissions and denials	1		2		6		—		9
Ending delinquent number of loans	2,757		2,850		3,006		3,474		2,757

Ending percentage of loans in default	1.9%		2.1%		2.3%		2.6%

Losses:
Number of claims paid	233		292		288		351		813
Total paid claims (in thousands)	$9,036		$12,672		$12,180		$15,358		$33,888
Average per claim (in thousands)	$38.8		$43.4		$42.3		$43.8		$41.7
Severity (2)	91.7%		97.0%		97.1%		99.2%		95.6%

Average reserve per default (in thousands)	$30.6		$32.9		$33.1		$27.5

(1)    The original principal balance of all loans that received coverage during the period.
(2)    Represents total paid claims divided by RIF of loans for which claims were paid.

20

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics

The following table summarizes the Company’s investable assets and portfolio metrics:

(U.S. Dollars in thousands)	September 30,		June 30,		March 31,		December 31,		September 30,
	2015		2015		2015		2014		2014
Investable assets (1) (2):
Fixed maturities available for sale, at fair value	$10,560,635	71.7%	$9,927,603	68.4%	$10,427,810	72.2%	$10,750,770	73.6%	$10,733,382	73.6%
Fixed maturities, at fair value (3)	341,131	2.3%	387,941	2.7%	348,689	2.4%	377,053	2.6%	359,409	2.5%
Fixed maturities pledged under securities lending agreements, at fair value	285,632	1.9%	373,969	2.6%	253,115	1.8%	50,802	0.3%	107,547	0.7%
Total fixed maturities	11,187,398	75.9%	10,689,513	73.7%	11,029,614	76.4%	11,178,625	76.6%	11,200,338	76.8%
Short-term investments available for sale, at fair value	708,428	4.8%	875,727	6.0%	855,032	5.9%	797,226	5.5%	748,659	5.1%
Cash	521,137	3.5%	470,011	3.2%	402,314	2.8%	474,247	3.2%	486,351	3.3%
Equity securities available for sale, at fair value	606,259	4.1%	701,623	4.8%	687,713	4.8%	658,182	4.5%	582,075	4.0%
Equity securities, at fair value (3)	78	—%	248	—%	907	—%	—	—%	—	—%
Other investments available for sale, at fair value	281,014	1.9%	377,677	2.6%	329,677	2.3%	296,224	2.0%	431,833	3.0%
Other investments, at fair value (3)	891,484	6.1%	899,763	6.2%	880,660	6.1%	878,774	6.0%	833,752	5.7%
Investments accounted for using the equity method (4)	589,277	4.0%	472,926	3.3%	412,367	2.9%	349,014	2.4%	307,252	2.1%
Securities transactions entered into but not settled at the balance sheet date	(51,343)	(0.3)%	26,066	0.2%	(162,136)	(1.1)%	(32,802)	(0.2)%	(9,835)	(0.1)%
Total investable assets managed by the Company	$14,733,732	100.0%	$14,513,554	100.0%	$14,436,148	100.0%	$14,599,490	100.0%	$14,580,425	100.0%

Average effective duration (in years)	3.42		3.05		3.35		3.34		3.28
Average S&P/Moody’s credit ratings (5)	AA/Aa2		AA/Aa2		AA/Aa2		AA/Aa2		AA/Aa2
Embedded book yield (before investment expenses)	2.10%		2.07%		2.21%		2.18%		2.21%

(1)    This table excludes investable assets attributable to the ‘other’ segment. Such amounts are summarized as follows:

(U.S. Dollars in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Investable assets in ‘other’ segment:
Cash	$128,642	$55,063	$68,698	$11,455	$177,375
Investments accounted for using the fair value option	1,550,472	1,325,535	1,191,266	1,169,226	1,005,532
Securities sold but not yet purchased	(25,384)	—	—	—	—
Securities transactions entered into but not settled at the balance sheet date	(60,207)	(40,024)	7,624	(17,441)	(58,859)
Total investable assets included in ‘other’ segment	$1,593,523	$1,340,574	$1,267,588	$1,163,240	$1,124,048

(2)    This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under securities lending agreements, at fair value.
(3)    Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.

(4)
Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as an unrealized gain or loss component of accumulated other comprehensive income.

(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

21

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (excluding amounts included in the ‘other’ segment):

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Amortized Cost	Fair Value / Amortized Cost	% of Total
At September 30, 2015
Corporates	$2,897,089	$27,040	$(50,395)	$(23,355)	$2,920,444	99.2%	25.9%
Non-U.S. government-backed corporates	110,222	1,378	(4,094)	(2,716)	112,938	97.6%	1.0%
U.S. government and government agencies	2,338,724	14,352	(2,138)	12,214	2,326,510	100.5%	20.9%
Agency mortgage-backed securities	594,070	4,000	(1,529)	2,471	591,599	100.4%	5.3%
Non-agency mortgage-backed securities	275,241	9,155	(1,469)	7,686	267,555	102.9%	2.5%
Agency commercial mortgage-backed securities	64,656	176	(209)	(33)	64,689	99.9%	0.6%
Non-agency commercial mortgage-backed securities	746,317	9,882	(2,385)	7,497	738,820	101.0%	6.7%
Municipal bonds	1,830,987	27,600	(2,771)	24,829	1,806,158	101.4%	16.4%
Non-U.S. government securities	957,543	13,070	(36,488)	(23,418)	980,961	97.6%	8.6%
Asset-backed securities	1,372,549	9,032	(4,850)	4,182	1,368,367	100.3%	12.3%
Total	$11,187,398	$115,685	$(106,328)	$9,357	$11,178,041	100.1%	100.0%

At December 31, 2014
Corporates	$3,295,930	$36,682	$(37,175)	$(493)	$3,296,423	100.0%	29.5%
Non-U.S. government-backed corporates	83,209	1,246	(1,799)	(553)	83,762	99.3%	0.7%
U.S. government and government agencies	1,447,972	8,345	(1,760)	6,585	1,441,387	100.5%	13.0%
Agency mortgage-backed securities	664,151	7,481	(2,133)	5,348	658,803	100.8%	5.9%
Non-agency mortgage-backed securities	301,382	11,362	(1,709)	9,653	291,729	103.3%	2.7%
Agency commercial mortgage-backed securities	133,366	183	(2,971)	(2,788)	136,154	98.0%	1.2%
Non-agency commercial mortgage-backed securities	981,162	14,411	(851)	13,560	967,602	101.4%	8.8%
Municipal bonds	1,494,122	31,227	(1,044)	30,183	1,463,939	102.1%	13.4%
Non-U.S. government securities	1,099,390	21,311	(37,203)	(15,892)	1,115,282	98.6%	9.8%
Asset-backed securities	1,677,941	8,425	(6,089)	2,336	1,675,605	100.1%	15.0%
Total	$11,178,625	$140,673	$(92,734)	$47,939	$11,130,686	100.4%	100.0%

22

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	September 30,		June 30,		March 31,		December 31,		September 30,
	2015		2015		2015		2014		2014
Credit quality distribution of total fixed maturities (1) (2):
U.S. government and government agencies (3)	$2,997,450	26.8%	$2,593,318	24.3%	$2,199,182	19.9%	$2,245,489	20.1%	$2,328,587	20.8%
AAA	3,815,981	34.1%	3,639,910	34.1%	4,166,106	37.8%	4,299,060	38.5%	4,282,341	38.2%
AA	1,978,961	17.7%	1,967,666	18.4%	2,000,435	18.1%	1,917,392	17.2%	1,964,325	17.5%
A	1,474,976	13.2%	1,474,583	13.8%	1,603,861	14.5%	1,739,922	15.6%	1,623,894	14.5%
BBB	335,514	3.0%	337,517	3.2%	410,147	3.7%	339,395	3.0%	322,067	2.9%
BB	195,888	1.8%	212,561	2.0%	195,163	1.8%	157,232	1.4%	166,799	1.5%
B	137,324	1.2%	170,859	1.6%	176,590	1.6%	184,869	1.7%	203,395	1.8%
Lower than B	132,107	1.2%	136,784	1.3%	150,000	1.4%	154,823	1.4%	157,499	1.4%
Not rated	119,197	1.1%	156,315	1.5%	128,130	1.2%	140,443	1.3%	151,431	1.4%
Total fixed maturities, at fair value	$11,187,398	100.0%	$10,689,513	100.0%	$11,029,614	100.0%	$11,178,625	100.0%	$11,200,338	100.0%

Maturity profile of total fixed maturities (1):
Due in one year or less	$349,574	3.1%	$387,896	3.6%	$288,299	2.6%	$247,825	2.2%	$266,002	2.4%
Due after one year through five years	4,639,733	41.5%	4,288,771	40.1%	3,983,422	36.1%	4,288,440	38.4%	4,409,460	39.4%
Due after five years through ten years	2,677,172	23.9%	2,556,513	23.9%	2,771,736	25.1%	2,587,397	23.1%	2,310,260	20.6%
Due after 10 years	468,086	4.2%	376,573	3.5%	382,273	3.5%	296,961	2.7%	273,106	2.4%
	8,134,565	72.7%	7,609,753	71.2%	7,425,730	67.3%	7,420,623	66.4%	7,258,828	64.8%
Mortgage-backed securities	869,311	7.8%	896,245	8.4%	839,621	7.6%	965,533	8.6%	984,767	8.8%
Commercial mortgage-backed securities	810,973	7.2%	832,159	7.8%	1,106,332	10.0%	1,114,528	10.0%	1,232,092	11.0%
Asset-backed securities	1,372,549	12.3%	1,351,356	12.6%	1,657,931	15.0%	1,677,941	15.0%	1,724,651	15.4%
Total fixed maturities, at fair value	$11,187,398	100.0%	$10,689,513	100.0%	$11,029,614	100.0%	$11,178,625	100.0%	$11,200,338	100.0%

(1)    This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under securities lending agreements, at fair value.
(2)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(3)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector, excluding government-backed securities and amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	September 30,		June 30,		March 31,		December 31,		September 30,
	2015		2015		2015		2014		2014
Sector:
Industrials	$1,601,879	55.3%	$1,705,524	57.3%	$1,840,470	55.8%	$1,727,553	52.4%	$1,557,042	47.9%
Financials	933,181	32.2%	896,655	30.1%	1,014,923	30.8%	1,149,620	34.9%	1,237,335	38.0%
Covered bonds	162,139	5.6%	171,368	5.8%	184,197	5.6%	209,611	6.4%	232,292	7.1%
Utilities	147,777	5.1%	147,563	5.0%	191,341	5.8%	146,442	4.4%	148,331	4.6%
All other (1)	52,113	1.8%	54,936	1.8%	65,090	2.0%	62,704	1.9%	77,381	2.4%
Total fixed maturities, at fair value	$2,897,089	100.0%	$2,976,046	100.0%	$3,296,021	100.0%	$3,295,930	100.0%	$3,252,381	100.0%

Credit quality distribution (2):
AAA	$416,453	14.4%	$429,889	14.4%	$476,205	14.4%	$423,819	12.9%	$446,836	13.7%
AA	778,614	26.9%	778,677	26.2%	840,763	25.5%	773,893	23.5%	852,197	26.2%
A	1,109,506	38.3%	1,101,592	37.0%	1,236,797	37.5%	1,399,218	42.5%	1,211,315	37.2%
BBB	243,870	8.4%	243,514	8.2%	320,014	9.7%	271,826	8.2%	262,418	8.1%
BB	150,066	5.2%	161,134	5.4%	150,996	4.6%	127,010	3.9%	126,557	3.9%
B	120,056	4.1%	152,712	5.1%	163,263	5.0%	173,582	5.3%	193,645	6.0%
Lower than B	9,234	0.3%	10,332	0.3%	13,606	0.4%	20,223	0.6%	21,248	0.7%
Not rated	69,290	2.4%	98,196	3.3%	94,377	2.9%	106,359	3.2%	138,165	4.2%
Total fixed maturities, at fair value	$2,897,089	100.0%	$2,976,046	100.0%	$3,296,021	100.0%	$3,295,930	100.0%	$3,252,381	100.0%
(1)    Includes sovereign securities, supernational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at September 30, 2015, excluding government-backed securities, covered bonds and amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)
Issuer:
Exxon Mobil Corp.	$75,178	2.6%	0.5%	AAA/Aaa
Apple Inc.	74,000	2.6%	0.5%	AA+/Aa1
General Electric Co.	71,244	2.5%	0.5%	AA+/A1
International Business Machines Corp.	67,295	2.3%	0.5%	AA-/Aa3
Microsoft Corporation	61,809	2.1%	0.4%	AAA/Aaa
Chevron Corp.	52,266	1.8%	0.4%	AA/Aa1
Oracle Corporation	50,791	1.8%	0.3%	AA-/A1
Daimler AG	47,301	1.6%	0.3%	A-/A3
Toyota Motor Corporation	46,066	1.6%	0.3%	AA-/Aa3
Wells Fargo & Company	46,011	1.6%	0.3%	A+/A2
Total	$591,961	20.4%	4.0%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at September 30, 2015, excluding amounts guaranteed by U.S. government agencies and amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)			Average	Estimated Fair Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable		Non-Agency	Non-Agency
	Year	Cost	Quality	Total	Cost	Assets	Additional Statistics:	MBS	CMBS (1)
Non-agency MBS:	2003-2008	$112,836	CC	$121,005	107.2%	0.8%	Wtd. average loan age (months)	83	23
	2009	20,983	AAA	20,785	99.1%	0.1%	Wtd. average life (months) (2)	43	57
	2010	15,300	AA	14,985	97.9%	0.1%	Wtd. average loan-to-value % (3)	63.1%	54.0%
	2013	26,811	AAA	27,016	100.8%	0.2%	Total delinquencies (4)	9.0%	0.4%
	2014	42,516	AA	42,483	99.9%	0.3%	Current credit support % (5)	11.8%	40.3%
	2015	49,109	AA+	48,967	99.7%	0.3%
Total non-agency MBS		$267,555	BBB-	$275,241	102.9%	1.9%

Non-agency CMBS:	2002-2008	$31,806	BBB+	$32,333	101.7%	0.2%
	2009	362	BBB+	365	100.8%	—%
	2010	9,923	AAA	10,151	102.3%	0.1%
	2011	29,406	AAA	29,437	100.1%	0.2%
	2012	64,819	AAA	66,268	102.2%	0.4%
	2013	115,569	AA+	118,990	103.0%	0.8%
	2014	245,542	AAA	247,996	101.0%	1.7%
	2015	241,392	AAA	240,777	99.7%	1.6%
Total non-agency CMBS		$738,819	AA+	$746,317	101.0%	5.1%

(1)	Loans defeased with government/agency obligations represented were not material to the collateral underlying the Company’s CMBS holdings.

(2)
The weighted average life for MBS is based on the interest rates in effect at September 30, 2015. The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)	The range of loan-to-values on MBS is 38% to 100%, while the range of loan-to-values on CMBS is 25% to 199%.

(4)	Total delinquencies includes 60 days and over.

(5)	Current credit support % represents the % for a collateralized mortgage obligation (CMO) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

The following table provides information on the Company’s asset-backed securities (ABS) at September 30, 2015, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)		Average	Weighted	Estimated Fair Value
	Amortized	Credit	Average Credit		% of Amortized	% of Investable
	Cost	Quality	Support	Total	Cost	Assets
Sector:
Credit cards	$486,897	AAA	16%	$489,646	100.6%	3.3%
Autos	340,844	AAA	25%	342,869	100.6%	2.3%
Loans	275,215	AA-	11%	274,075	99.6%	1.9%
Equipment	154,656	AA-	10%	154,026	99.6%	1.0%
Other (1)	110,755	A+	16%	111,934	101.1%	0.8%
Total ABS (2)	$1,368,367	AA+		$1,372,550	100.3%	9.3%

(1)	Including rate reduction bonds, commodities, home equity, U.K. securitized and other.

(2)
The effective duration of the total ABS was 1.7 years at September 30, 2015. The Company’s investment portfolio included sub-prime securities with a par value of $43.7 million and estimated fair value of $35.0 million and an average credit quality of “CCC-/Caa3” from S&P/Moody’s at September 30, 2015. Such amounts were primarily in the home equity sector of ABS with the balance in other ABS, MBS and CMBS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains sub-prime securities with an estimated fair value of $5.4 million and an average credit quality of “CCC/Ca” from S&P/Moody’s at September 30, 2015.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Bank Loan Investments

The Company’s investments in bank loans are included in the following categories at September 30, 2015, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets
Composition:
Investment funds accounted for using the equity method	$3,624	1.1%	—%
Term loan investments (1)	316,564	98.9%	2.1%
Total	$320,188	100.0%	2.2%

Currency:
U.S.-denominated	$213,689	66.7%	1.5%
Euro-denominated	106,499	33.3%	0.7%
Total	$320,188	100.0%	2.2%

Sector:
Consumer non-cyclical	$79,204	24.7%	0.5%
Consumer cyclical	65,228	20.4%	0.4%
Industrials	58,445	18.3%	0.4%
Media	35,517	11.1%	0.2%
Basic materials	35,021	10.9%	0.2%
Utilities	24,418	7.6%	0.2%
All other	22,355	7.0%	0.2%
Total	$320,188	100.0%	2.2%

Weighted average rating factor (Moody's)	B2

(1)    Included in “investments accounted for using the fair value option” on the Company’s balance sheet.

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Eurozone Investments

The fair value of the Company’s Eurozone investments are as follows at September 30, 2015, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)		Financial	Other	Bank	Equities
	Sovereign (2)	Corporates	Corporates	Loans (3)	and Other	Total
Country (1):
Netherlands	$175,691	$8,676	$45,445	$13,398	$—	$243,210
Germany	104,229	—	23,489	26,298	—	154,016
Luxembourg	—	—	25,824	7,219	—	33,043
Supranational (4)	28,541	—	—	—	—	28,541
France	1,997	1,695	5,012	4,223	3,129	16,056
Belgium	6,376	—	—	—	—	6,376
Ireland	—	—	2,925	117	—	3,042
Slovenia	1,746	—	—	—	—	1,746
Austria	903	—	—	—	—	903
Italy	—	—	264	460	—	724
Spain	—	—	303	—	—	303
Greece	166	—	—	—	—	166
Total	$319,649	$10,371	$103,262	$51,715	$3,129	$488,126

(1)
The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any other Eurozone investments at September 30, 2015.

(2)	Sovereign includes securities issued and/or guaranteed by Eurozone governments.

(3)	Included in “term loan investments” in the Bank Loan Investments table.

(4)	Includes World Bank, European Investment Bank, International Finance Corp. and European Bank for Reconstruction and Development.

27

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to Arch common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to Arch common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of net impairment losses recognized in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to Arch common shareholders.

The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

In addition, the Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development for the insurance segment and reinsurance segment and a combined ratio excluding prior year development for the mortgage segment. These ratios are “non-GAAP financial measures” as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratio excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the core underwriting performance of each of its underwriting segments.

28

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity

The following table provides a reconciliation of after-tax operating income (loss) available to Arch common shareholders to net income available to Arch common shareholders along with related per common share results:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2015	2015	2015	2014	2014	2015	2014
After-tax operating income available to Arch common shareholders	$125,798	$145,956	$149,846	$150,184	$142,055	$421,600	$467,128
Net realized gains (losses), net of tax	(58,048)	(28,074)	61,934	26,847	27,476	(24,188)	96,016
Net impairment losses recognized in earnings, net of tax	(5,868)	(1,113)	(5,799)	(3,837)	(8,593)	(12,780)	(26,313)
Equity in net income of investment funds accounted for using the equity method, net of tax	(2,373)	16,113	5,532	2,252	4,765	19,272	16,983
Net foreign exchange gains (losses), net of tax	15,040	(22,577)	66,339	34,233	57,488	58,802	48,924
Net income available to Arch common shareholders	$74,549	$110,305	$277,852	$209,679	$223,191	$462,706	$602,738

Diluted per common share results:
After-tax operating income available to Arch common shareholders	$1.01	$1.16	$1.17	$1.15	$1.05	$3.34	$3.43
Net realized gains (losses), net of tax	(0.46)	(0.22)	0.48	0.21	0.20	(0.19)	0.70
Net impairment losses recognized in earnings, net of tax	(0.05)	(0.01)	(0.05)	(0.03)	(0.06)	(0.10)	(0.19)
Equity in net income of investment funds accounted for using the equity method, net of tax	(0.02)	0.13	0.04	0.01	0.03	0.15	0.12
Net foreign exchange gains (losses), net of tax	0.12	(0.18)	0.52	0.26	0.42	0.46	0.36
Net income available to Arch common shareholders	$0.60	$0.88	$2.16	$1.60	$1.64	$3.66	$4.42

Weighted average common shares and common share equivalents outstanding — diluted	125,011,773	125,885,420	128,451,054	130,855,218	135,876,605	126,354,759	136,354,172

The following table provides the calculation of annualized operating return on average common equity:

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2015	2015	2015	2014	2014	2015	2014
After-tax operating income available to Arch common shareholders	$125,798	$145,956	$149,846	$150,184	$142,055	$421,600	$467,128
Annualized after-tax operating income available to Arch common shareholders (a)	$503,192	$583,824	$599,384	$600,736	$568,220	$562,133	$622,837

Beginning common shareholders’ equity	$5,812,515	$5,963,702	$5,805,053	$5,756,046	$5,904,399	$5,805,053	$5,322,496
Ending common shareholders’ equity	5,837,815	5,812,515	5,963,702	5,805,053	5,756,046	5,837,815	5,756,046
Average common shareholders’ equity (b)	$5,825,165	$5,888,109	$5,884,378	$5,780,550	$5,830,223	$5,821,434	$5,539,271

Annualized operating return on average common equity (a)/(b)	8.6%	9.9%	10.2%	10.4%	9.7%	9.7%	11.2%

29

Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations

The following table provides a reconciliation of the components of after-tax operating income available to Arch common shareholders and the effective tax rate on pre-tax operating income available to Arch common shareholders:

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2015	2015	2015	2014	2014	2015	2014
Arch Operating Income Components (excludes ‘Other’ segment):
Income before income taxes	$92,293	$121,913	$293,474	$222,280	$236,400	$507,680	$638,508
Less:
Net realized gains (losses)	(53,480)	(26,860)	65,509	31,310	31,411	(14,831)	102,074
Net impairment losses recognized in earnings	(5,868)	(1,113)	(5,799)	(3,837)	(8,593)	(12,780)	(26,313)
Equity in net income (loss) of investment funds accounted for using the equity method	(2,118)	16,167	5,889	2,424	4,966	19,938	17,459
Net foreign exchange gains (losses)	16,056	(22,571)	66,853	34,467	57,611	60,338	48,191
Pre-tax operating income	137,703	156,290	161,022	157,916	151,005	455,015	497,097
Arch share of ‘Other’ segment operating income (loss) (1)	1,588	1,305	612	452	317	3,505	(661)
Pre-tax operating income available to Arch (b)	139,291	157,595	161,634	158,368	151,322	458,520	496,436
Income tax expense (a)	(8,009)	(6,154)	(6,304)	(2,699)	(3,783)	(20,467)	(12,855)
After-tax operating income available to Arch	131,282	151,441	155,330	155,669	147,539	438,053	483,581
Preferred dividends	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)	(16,453)	(16,453)
After-tax operating income available to Arch common shareholders	$125,798	$145,956	$149,846	$150,184	$142,055	$421,600	$467,128
Effective tax rate on pre-tax operating income available to Arch (a)/(b)	5.7%	3.9%	3.9%	1.7%	2.5%	4.5%	2.6%

Balances in ‘Other’ segment:
Underwriting income (loss)	$1,309	$(3,229)	$1,768	$(836)	$(80)	$(152)	$(2,244)
Net investment income	18,982	19,792	8,706	9,850	7,866	47,480	8,399
Other expenses	—	—	—	—	—	—	(2,329)
Interest expense	(1,286)	—	—	—	—	(1,286)	—
Preferred dividends	(4,588)	(4,743)	(4,908)	(4,910)	(4,909)	(14,239)	(9,818)
Pre-tax operating income (loss) available to common shareholders	14,417	11,820	5,566	4,104	2,877	31,803	(5,992)
Arch ownership	11%	11%	11%	11%	11%	11%	11%
Arch share of ‘Other’ segment operating income (loss) (1)	$1,588	$1,305	$612	$452	$317	$3,505	$(661)

(1)     Excludes amounts attributable to net realized gains or losses and net foreign exchange gains or losses in the ‘other’ segment (see ‘Segment Information’).

30

Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity

The following table provides an analysis of the Company’s capital structure:

(U.S. Dollars in thousands, except share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014
Debt:
Senior notes, due May 1, 2034 ($300,000 principal, 7.35%) (1)	$296,854	$296,834	$296,815	$296,796	$296,777
Senior notes, due November 1, 2043 ($500,000 principal, 5.144%) (2)	494,410	494,388	494,366	494,345	494,324
Revolving credit agreement borrowings, due June 30, 2019 (variable) (3)	100,000	100,000	100,000	100,000	100,000
Total debt	$891,264	$891,222	$891,181	$891,141	$891,101

Shareholders’ equity available to Arch:
Non-cumulative preferred shares (6.75%)	$325,000	$325,000	$325,000	$325,000	$325,000
Common shareholders’ equity (a)	5,837,815	5,812,515	5,963,702	5,805,053	5,756,046
Total shareholders’ equity available to Arch	$6,162,815	$6,137,515	$6,288,702	$6,130,053	$6,081,046

Total capital available to Arch	$7,054,079	$7,028,737	$7,179,883	$7,021,194	$6,972,147

Common shares outstanding, net of treasury shares (b)	122,438,554	122,403,909	124,760,841	127,367,934	130,700,619

Book value per common share (4) (a)/(b)	$47.68	$47.49	$47.80	$45.58	$44.04

Leverage ratios:
Senior notes/total capital	11.2%	11.3%	11.0%	11.3%	11.3%
Revolving credit agreement borrowings/total capital	1.4%	1.4%	1.4%	1.4%	1.4%
Debt/total capital	12.6%	12.7%	12.4%	12.7%	12.8%
Preferred/total capital	4.6%	4.6%	4.5%	4.6%	4.7%
Debt and preferred/total capital	17.2%	17.3%	16.9%	17.3%	17.4%

(1)    Issued by Arch Capital Group Ltd. (“ACGL”).    (2) Issued by Arch Capital Group (U.S.) Inc., a wholly owned subsidiary of ACGL, and fully and unconditionally guaranteed by ACGL.
(3)    Excludes borrowings in the ‘other’ segment.    (4) Excludes the effects of stock options and restricted stock units outstanding.

The following table provides an analysis of the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended										Cumulative
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,
	2015		2015		2015		2014		2014		2015
Effect of share repurchases:
Aggregate cost of shares repurchased	$3,506		$198,979		$162,898		$202,218		$251,919		$3,607,405
Shares repurchased	52,402		3,165,975		2,731,248		3,593,114		4,593,726		124,083,707
Average price per share repurchased	$66.91		$62.85		$59.64		$56.28		$54.84		$29.07

Average book value per common share (1)	$47.59		$47.65		$46.69		$44.81		$43.89
Average repurchase price-to-book multiple	1.41	x	1.32	x	1.28	x	1.26	x	1.25	x

Remaining share repurchase authorization (2)	$521,757

(1)    Equals average of beginning and ending book value per common share for each period presented.

(2)
Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 2016. The timing and amount of the repurchase transactions under this program will depend on a variety of factors, including market conditions and corporate and regulatory considerations.

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